RAPID Tests for EARLIER Treatment

Investor Presentation

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to develop, manufacture, market and finance new products and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3

Investment Highlights

•	Develops, Manufactures & Markets Point-of-Care Diagnostic Tests Participating in $10 billion POC test market
•	Partnered with leading license and distribution partners in U.S. and South America
•	Robust pipeline of POC diagnostics for infectious diseases based on lateral flow and proprietary DPP® platforms.
•	New opportunities for strategic partnerships with HIV Self-Tests, and with Hepatitis-C and Multiplex DPP® POC Testing Products
•	Successive Record Revenues and Income in 2009-2011 and 2012YTD
•	Seasoned management team with relevant industry and financial experience

Slide 4

Financial Summary - FY2009-2011 Results

•	Product Revenue Growth of 40.8% over period to $17.4MM in 2011
•	Gross Margin Growth of 60% over period to $9.4MM in 2011
•	Non-Recurring Items Included in Net Income
‐	$1.5MM QTDP grant in 2010 credited to R&D expense
‐	$.3MM 2010 Expense related to possible strategic transaction
‐	2011 – Recognition of deferred tax asset valuation allowance of $5.1MM

See Graphic

Slide 5

Six Months Ended June 30, 2011 & 2012 Selected Financial Results

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Slide 6

Our Business Strategy

•	ESTABLISH Chembio-DPP® Brand Serving Public Health & Related POCT Market Opportunities
•	COLLABORATE to Address New Market Opportunities by Leveraging our IP, Core Development and Manufacturing Competencies
•	CONTINUE to Increase Revenue and Profitability Growth to Drive Shareholder Value

Slide 7

POCT’s – A Growing Global Market
Converting Lab Tests to POC and Creating New Markets

‐	Rapid HIV Test Markets- $200MM Globally
-      Potential HIV OTC (Self-testing) Market  Estimated at >$250MM
      -           Other New POCT Markets Targeted by Chembio
•	Hepatitis-C POCT Market
–	Estimated at >$250MM
–	R&D, Initial External Studies Completed
•	Syphilis POCT Market
–	Estimated $75MM
–	DPP® Syphilis Screen & Confirm Tests in EU and Brazil; U.S. Clinical Studies
•	Veterinary POCT
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Slide 8

Product Portfolio at a Glance In-Licensed Lateral Flow Technology

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Slide 9

Product Portfolio At a Glance Chembio Patented Dual Path Platform Technology

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Slide 10

FDA Approved Lateral Flow HIV Tests Sold Globally

•	Essential Tool in Prevention Efforts Globally
‐	50,000 New Cases of HIV Annually Still in U.S.
‐	Estimated that >20% of HIV-Positive individuals in U.S. unaware of their status
•	Marketed Exclusively in U.S. Professional Market by Alere, Inc.
‐	Chembio’s U.S. Market Sales (to Alere) Increased by 36.5% in 2011 to $7.2MM
‐	Profit Share Structure based on ASP
‐	Estimated 20% + U.S. market share
‐	Sold through distribution ex-U.S.

See Graphics

Slide 11

SURE CHECK® HIV  For Consumer Self-Testing
•	New Market Opened by FDA with Approval of Competitor in July 2012
•	Chembio Is Uniquely Positioned To Participate In This New Market
•	SURE CHECK Currently Sold In U.S. Professional Market By Alere as Clearview Complete
•	Anticipate Receiving FDA Investigational Device Exemption In 2012 To Begin Studies In 2013

Slide 12

Chembio Patented Technology: Dual Path Platform (DPP®)

A Patented Platform Technology with a Multitude of Potential Diagnostic Applications
Improves Performance (Sensitivity and Specificity) v. Lateral Flow
‐	Features Independent Sample Path and Direct Binding
‐	Enables Improved Multiplex Products

MULTIPLEX  DPP® HIV Confirmatory Test Launched in Brazil

Foundational DPP Patent issued in U.S.; Additional patents issued or pending in U.S. & many foreign jurisdictions

See Graphics

Slide 13

OEM Collaboration with Brazil’s Oswaldo Cruz Foundation (FIOCRUZ) for DPP® - 5 Products Approved 2010-2011

•	Five Contracts with Aggregate $23MM of Minimum Purchases, All Products Approved in Brazil 2010-11
•	$4.3MM Revenues in 2011 >$9MM Anticipated in 2012
•	Possible New Products and Collaborations with FIOCRUZ & Others in Brazil

See Graphics

Slide 14

Branded Product : DPP® HIV Screening Assay For Use with Oral Fluid or Blood Samples

•	Clinical Trials Completed April 2012
•	Final Module Submission June 2012
•	Anticipated FDA PMA Approval in 2012
•	Market Launch 2013
•	Improved Performance & Unique Features

See Graphic

Slide 15

U.S. Rapid HIV Test Market* - Solid Growth Since 2006 with New CDC Testing Recommendations

	Complete (US) Sure Check® (Intl)	HIV ½ STAT-PAK ®	DPP® HIV ½	OraQuick® Advance	Uni-Gold®
Manufacturer	Chembio Diagnostics, NY	Chembio Diagnostics, NY	Chembio Diagnostics, NY	Orasure Technologies, PA	Trinity Biotech, Dublin IR
Marketing	Alere in US; Distribution ex-US	Alere in US; Distribution ex-US	TBD	Direct US, Distribution EX-US	Direct & Distr. US, Distr. Ex-US
FDA Approval Date	2006	2006	Anticipated by end of 2012	2003	2003
Technology	Lateral Flow	Lateral Flow	Patented Dual Path Platform DPP®	Lateral Flow	Lateral Flow
Key Features	Unitized Barrel Device;2.5ul sample	5ul sample size, Standard Cassette	Patent-Pending Samotainer TM Closed Sample System, Earlier detection in seroconversion panels	Stiff Collector Pad, Open sample vial leaning in stand	50ul sample size, Doesn’t detect HIV-2
Sample Types	All Blood Matrices	All Blood Matrices	Oral Fluid & All Blood Matrices	Oral Fluid, Whole Blood, Plasma; not serum	All Blood Matrices
Est.US Mkt. Shr.	10%	15%	N/A	62%	13%

Slide 16

Branded Product: DPP® Syphilis Screen & Confirm
•	First Dual POCT for Syphilis Enables Confirmation & Treatment At POC
•	CE Marked October 2011, International Distribution being Established
•	US 510(K) Regulatory Clearance via De Novo Application
Developed in collaboration with the U.S. Centers for Disease Control

See Graphic

Slide 17

Rapid Hepatitis C Point-of-Care Diagnostic

•	Data Published in Journal of Clinical Virology shows Chembio's assay to be superior in assessing Hepatitis C among high-risk participants
•	Recent CDC draft guidelines recommend HCV screening for all Americans born between 1945 and 1965—an estimated 70 million Americans
•	Commence optimization studies of the assay 2H 2012
•	Opportunity for strategic partnerships

See Graphic

Slide 18

Three and Six Months Ended  June 30, 2012 & 2011 Selected Financial Results

in (000's)	3 Mo. June 30, 2012		3 Mo. June 30, 2011		YTD June 30, 2011		YTD June 30, 2011

Net Product Revenues	$ 5,811		$2974		$12,174		$5,989
Non-Product Revenues	$ 273		$640		$ 563		$1,260
TOTAL REVENUES	$ 6,084		$3,614		$12,737		$7,249

GROSS MARGIN	$2,571	42%	$2,050	57%	$5,094	46%	$3,977	55%

OPERATING COSTS:

Research and development expenses	$ 979	16%	$1,165	32%	$2,358	19%	$2,455	34%
Selling, general and administrative expense	$1,079	18%	$688	19%	$2,313	18%	$1,464	20%
	$2,058		$1,853		$4,671		$3,919

INCOME FROM OPERATIONS	$513		$197		$1,233		$ 58

OTHER INCOME (EXPENSES):	$(1)		(2)		(2)		(5)

NET INCOME-Before Taxes	$512	8%	$195	5%	$1,231	10%	$ 53	1%

Income tax (benefit) provision	$203		-		$ 489		$ -

NET INCOME	$309	5%	195	5%	$ 742	6%	$ 53	1%

Slide 19

CEMI Selected Share & Balance Sheet Data

(in millions except per share and daily volume data)
Ticker Symbol (OTC-QB)	CEMI
Price 2/22/12	$4.60
52-Week High	$5.98
52-Week Low	$1.68
Outstanding Shares	8.0
Market Capitalization	$36.8
Fully Diluted Shares	8.7
Management Holding	1.55
Average Daily Volume (3 months)	10,600

($ in millions)	Jun’12	Dec'11	Dec. '10
Cash	$ 4,390	$ 3,011	$ 2,136
Total Current Assets	10,483	8,992	7,637
Total Assets	$16,715	$ 15,486	$ 9,086

Total Current Liabilities	3,106	2,858	3,076
Total Liabilities	3,214	2,991	3,277

Total Equity	13,501	12,495	5,809

Total Liabilities & Stockholders’ Equity	$16,715	$ 15,486	$ 9,086

Options	Amt.	Avg. Ex. Price
515K held by Mgmt. & Board	702K	$1.81

Slide 20

Anticipated Milestones 2012-13

Product Revenues  & Operating Results
•	Full Year of New Products Launched in Brazil through FIOCRUZ
•	Launch of DPP® HIV & Syphilis Tests in Global & US Markets
•	Increased Lateral Flow HIV Test Sales in U.S. & Global Markets
Potential New Products & Marketing Collaborations
•	Developments Related to Potential New Branded and/or OEM Products & Related Strategic Collaborations

Development Programs
•	DPP® HIV Oral Fluid Test
•	Milestones Toward FDA Approval
•	Sure Check HIV OTC
•	IDE, Clinical Trials
•	Hepatitis-C Product
•	Developments, Studies
•	Syphilis Screen & Confirm
•	Others
•	HIV/Syphilis Combo
•	New Multiplex Tests

Slide 21

Organization & Facility

•	FDA & USDA- Approved Development & Manufacturing Facility

•	28,000 Sq. Ft. Leased Facility in Medford, NY

Total Employment: Approx. 170

Reg. & Clinical QA &QC	15
SG&A	11
Research & Development	29
Operations	116

Slide 22

Leadership

Executive                                                                                 Joined Company:
Lawrence Siebert	Chairman & CEO	2002
Richard Larkin	CFO	2003
Javan Esfandiari	SVP R&D	2000
Tom Ippolito	VP Regulatory, Clinical, QA/QC	2005
Rick Bruce	VP Operations	2000

Independent Directors                                                                                                Joined Board:
Gary Meller, MD, MBA	2005
Katherine Davis, MBA	2007
Barbara DeBuono, MD, MPH	2011
Peter Kissinger, Ph.D	2011

Slide 23

NASDAQ Listed: CEMI  -- JUNE 2012

See Graphic

Slide 24

Comparative Selected Operating Results 2006-2011

(in 000s)	2011		2010		2009		2008		2007		2006
REVENUES:
Net Product sales	$17,422		13,516		12,372		10,356		8,765		6,294
Non-product revenues	1,966		3,189		1,462		694		466		208
TOTAL REVENUES	19,388		$16,705		$13,834		$11,050		$9,231		$6,502
Cost of sales	9,998		8,604		7,974		7,198		6,435		4,894
GROSS MARGIN	9,390	48%	8,101	48%	5,860	42%	3,852	35%	2,796	30%	1,608	25%
OVERHEAD COSTS:
Research and development expenses	4,878	25%	2,586	15%	2,884	21%	2,606	24%	1,907	21%	1,401	22%
Selling, general and administrative expenses	3,424	18%	2,941	18%	2,659	19%	3,317	30%	3,765	41%	4,787	74%
	8,302		5,527		5,543		5,923		5,672		6,188
INCOME (LOSS) FROM OPERATIONS	1,088		2,574		317		(2,071)		(2,876)		(4,580)
OTHER INCOME (EXPENSES):
Other income (expense)	-		(4)		(7)		96		121		(57)
Interest income	6		4		9		34		145		29
Interest expense	(19)		(15)		(10)		(8)		(17)		(387)
	(13)		(15)		(8)		122		249		(415)
NET INCOME (LOSS) BEFORE INCOME TAXES	1,075		2,559		309		(1,949)		(2,627)		(4,995)
Income tax (benefit) provision	(5,133)		46		-		-		-		-
NET INCOME (LOSS)	6,208	32%	2,513	15%	309	2%	(1,949)	-18%	(2,627)	-28%	(4,995)	-77%
Pref. Divid. '06/07, beneficial conversion feature in 2006 and effect of conversion in 2007	-		-		-		-		5,645		3,210
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$6,208		$2,513		$309		$(1,949)	-18%	$(8,272)	-90%	$(8,205)	-126%
Basic income (loss) per share	$0.10		$0.04		$0.00		$(0.03)		$(0.57)		$(0.80)
Diluted income (loss) per share	$0.09		$0.04		$0.00		$(0.03)		$(0.57)		$(0.80)
Weighted average number of shares outstanding, basic	62,998		62,103		61,946		61,267		14,608		10,293
Weighted average number of shares outstanding, diluted	68,450		70,921		75,042		61,267		14,608		10,293

Common stock and per share data shown pre-stock-split

Slide 25

Chembio Diagnostics, Inc.

RAPID tests for EARLIER treatments

Thank You